UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of the earliest event reported): May 16, 2011 (May 16, 2011)
Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation or organization)	001-14956 (Commission File Number)	98-0448205 (I.R.S Employer Identification No.)
7150 Mississauga Road,
Mississauga, Ontario,
Canada L5N 8M5
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (905) 286-3000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of the 2011 Annual Omnibus Plan
On May 16, 2011, at the Annual Meeting of Shareholders (the “Annual Meeting”) of Valeant Pharmaceuticals International, Inc. (the “Company”), the Company’s shareholders approved the Company’s 2011 Omnibus Incentive Plan, as amended (the “2011 Omnibus Plan”), which will replace the Company’s 2007 Equity Compensation Plan for future equity awards granted by the Company. The 2011 Omnibus Plan previously had been approved by the Company’s Board of Directors, subject to approval by the Company’s shareholders at the Annual Meeting.
A summary of the 2011 Omnibus Plan is set forth in the Company’s Management Proxy Circular and Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2011, as supplemented on May 10, 2011 (the “Proxy Statement”). That summary and the foregoing description of the 2011 Omnibus Plan are qualified in their entirety by reference to the text of the 2011 Omnibus Plan, which was filed as Exhibit A to the Proxy Statement and amended by the Supplement to the Proxy Statement, dated May 10, 2011, and is incorporated herein by reference.
Amendment to the 2007 Equity Compensation Plan
On May 16, 2011, at the Annual Meeting, the Company’s Shareholders approved an amendment to the Company’s 2007 Equity Compensation Plan (the “Amendment”) to increase the individual limit on units subject to performance goals granted to any covered employee under Section 162(m) of the Internal Revenue Code of 1986, as amended, in respect of any three-year performance period from 90,000 units to 300,000 units. The Amendment previously had been approved by the Company’s Board of Directors, subject to approval by the Company’s shareholders at the Annual Meeting.
A summary of the Amendment is set forth in the Proxy Statement. That summary and the foregoing description of the Amendment are qualified in their entirety by reference to the text of the Amendment, which was filed as Exhibit B to the Proxy Statement, and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 16, 2011 the Company held its Annual Meeting. At the Annual Meeting, the shareholders of the Company voted on the following six proposals, each of which is described in detail in the Proxy Statement. The results of each matter voted upon are as follows:
Proposal No. 1: Election of Directors. The following individuals were elected to the Company’s Board of Directors:

Name	For	Withheld	Broker Non-Votes
Robert A. Ingram	226,057,136	3,005,300	24,843,489
Theo Melas-Kyriazi	228,731,618	330,818	24,843,489
G. Mason Morfit	227,928,632	1,123,804	24,843,489
Laurence E. Paul	228,754,637	307,799	24,843,489
J. Michael Pearson	222,615,544	6,446,892	24,843,489
Robert N. Power	228,470,100	592,336	24,843,489
Norma A. Provencio	227,937,418	1,125,018	24,843,489
Lloyd M. Segal	228,761,165	301,271	24,843,489
Katharine Stevenson	228,730,902	331,534	24,843,489
Michael Van Every	228,621,868	440,568	24,843,489

Proposal No. 2: Advisory Vote on Executive Compensation. The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
225,302,678	3,222,657	537,101	24,843,489
Proposal No. 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. The shareholders recommended, on a non-binding advisory basis, that an advisory vote on the compensation of the Company’s Named Executive Officers should be held every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
211,695,212	850,546	16,281,959	234,719	24,843,489
As this vote is consistent with the Board’s recommendation, the Company will hold a non-binding advisory vote on the compensation of the Company’s Named Executive Officers every year.
Proposal No. 4: Adoption of the Company’s 2011 Omnibus Incentive Plan. The shareholders approved the adoption of the 2011 Omnibus Incentive Plan, as amended.

For	Against	Abstain	Broker Non-Votes
205,346,752	23,257,697	457,987	24,843,489
Proposal No. 5: Amendment to the Company’s 2007 Equity Compensation Plan. The shareholders approved the amendment to the Company’s 2007 Equity Compensation Plan.

For	Against	Abstain	Broker Non-Votes
226,997,422	1,309,975	755,039	24,843,489
Proposal No. 6: Appointment of the Independent Registered Public Accounting Firm. The shareholders appointed the PriceWaterhouseCoopers LLP as the Company’s independent registered public accounting firm to serve until the close of the 2012 Annual Meeting of Shareholders and authorized the Board of Directors to fix the auditors’ remuneration.

For	Withhold	Broker Non-Votes
253,435,397	470,528	0

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
10.1
Valeant Pharmaceuticals International, Inc. 2011 Omnibus Incentive Plan, effective as of April 6, 2011, as amended on and approved by the shareholders on May 16, 2011 (previously filed as Annex A to the Company’s Management Proxy Circular and Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2011, as amended by the Supplement dated May 10, 2011 to the Company’s Management Proxy Circular and Proxy Statement filed with the Securities and Exchange Commission on May 10, 2011, and incorporated herein by reference).

10.2
Amendment, dated April 6, 2011 and approved by the shareholders on May 16, 2011, to Biovail Corporation 2007 Equity Compensation Plan (previously filed as Annex B to the Company’s Management Proxy Circular and Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2011, and incorporated herein by reference).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
Date: May 16, 2011	By:	/s/Robert Chai-Onn
Robert Chai-Onn
Executive Vice President, General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
10.1
Valeant Pharmaceuticals International, Inc. 2011 Omnibus Incentive Plan, effective as of April 6, 2011, as amended on and approved by the shareholders on May 16, 2011 (previously filed as Annex A to the Company’s Management Proxy Circular and Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2011, as amended by the Supplement dated May 10, 2011 to the Company’s Management Proxy Circular and Proxy Statement filed with the Securities and Exchange Commission on May 10, 2011 and incorporated herein by reference).

10.2
Amendment, dated April 6, 2011 and approved by the shareholders on May 16, 2011, to Biovail Corporation 2007 Equity Compensation Plan (previously filed as Annex B to the Company’s Management Proxy Circular and Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2011 and incorporated herein by reference).